DEARBORN SAVINGS ASSOCIATION, F.A.



                                   DIRECTORS'
                                 RETIREMENT PLAN



                              Lawrenceburg, Indiana

                                 August 1, 2005

                           DIRECTORS' RETIREMENT PLAN


     This Directors' Retirement Plan (the "Plan"), effective as of the 1st day of August 2005, formalizes the understanding by and between Dearborn Savings Association, F.A. (the "Bank"), a federal stock savings association, and its directors, hereinafter referred to as "Director(s)", who shall be eligible to participate in this Plan by execution of a Directors' Retirement Plan Joinder Agreement ("Joinder Agreement") in a form provided by the Bank.

                              W I T N E S S E T H :

     WHEREAS, the Directors serve the Bank as members of the Board of Directors; and

     WHEREAS, the Bank desires to honor, reward and recognize the Directors who have provided long and faithful service to the Bank and to ensure the continued service on the Board by such Directors until retirement age; and

     WHEREAS, Director David Lorey has elected not to participate in the Plan and, accordingly, will not execute a Joinder Agreement indicating his desire to participate hereunder; and

     WHEREAS, the Directors wish to be assured that they will be entitled to a certain amount of additional compensation for some definite period of time from and after retirement from active service with the Bank or other termination of service and wish to provide their beneficiaries with benefits after their death; and

     WHEREAS, the Bank and the Directors wish to provide the terms and conditions upon which the Bank shall pay such additional compensation to the Directors after retirement or other termination of service and/or death benefits to their beneficiaries after death; and

     WHEREAS, the Bank and the Directors intend this Plan to be considered an unfunded arrangement, maintained primarily to provide supplemental retirement income for such Directors; and


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     WHEREAS,  the  Bank has  adopted  this  Directors'  Retirement  Plan  which controls all issues relating to Retirement Benefits as described herein and which supersedes and replaces the Directors Emeritus Program previously adopted by the Bank; and

     WHEREAS, Section 409A of the Internal Revenue Code of 1986, as amended ("Code"), requires that certain types of deferred compensation arrangements comply with its terms or be subject to current taxes and penalties.

     NOW, THEREFORE, in consideration of the premises and of the mutual promises herein contained, the Bank and the Directors agree as follows:

                                    SECTION I

                                   DEFINITIONS
                                   -----------

     When used herein, the following words and phrases shall have the meanings below unless the context clearly indicates otherwise:

1.1 "Accrued Benefit" means that portion of the Retirement Benefit which is required to be expensed and accrued under generally accepted accounting principles (GAAP) by any appropriate method which the Bank's Board of Directors may require in the exercise of its sole discretion.

1.2 "Act" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.3  "Administrator" means the Bank.

1.4  "Bank" means Dearborn Savings Association, F.A. and any successor thereto.

1.5 "Beneficiary" means the person or persons (and their heirs) designated as Beneficiary in the Director's Joinder Agreement to whom the deceased Director's benefits are payable. If no Beneficiary is so designated, then the Director's Spouse, if living, will be deemed the Beneficiary. If the Director's Spouse is not living, then the Children of the Director will be deemed the Beneficiaries and will take on a per stirpes basis. If there are no living Children, then the Estate of the Director will be deemed the Beneficiary.

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1.6  "Benefit Age" shall be the birthday on which the Director  becomes eligible to receive the Retirement Benefit under the Plan. Such birthday shall be designated in the Director's Joinder Agreement.

1.7  "Benefit  Eligibility  Date"  shall  be the  date on  which a  Director  is entitled to receive his Retirement Benefit. A Director's "Benefit Eligibility Date" shall occur on the 1st day of the month coincident with or next following the month in which the Director attains his Benefit Age designated in the Joinder Agreement.

1.8 "Cause" means personal dishonesty, willful misconduct, willful malfeasance, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, regulation
     (other than traffic violations or similar offenses), or final cease-and-desist order, material breach of any provision of this Plan, or gross negligence in matters of material importance to the Bank.

1.9 "Change in Control" shall mean (i) a change in ownership of the Bank under paragraph (a) below, or (ii) a change in effective control of the Bank under paragraph (b) below, or (iii) a change in the ownership of a substantial portion of the assets of the Bank under paragraph (c) below:

          (a) Change in the ownership of the Bank. A change in the ownership of the Bank shall occur on the date that any one person, or more than one person acting as a group (as defined in paragraph (b)), acquires ownership of stock of the corporation that, together with stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the stock of such corporation. However, if any one person or more than one person acting as a group, is considered to own more than 50 percent of the total fair market value or total voting power of the stock of a corporation, the acquisition of additional stock by the same person or persons is not considered to cause a change in the ownership of the corporation (or to cause a change in the effective control of the corporation (within the meaning of paragraph (b) below). An increase in the percentage of stock owned by any one person, or persons acting as a

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               group,  as a result of a  transaction  in which  the  corporation acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this section. This paragraph
               (a) applies only when there is a transfer of stock of a corporation (or issuance of stock of a corporation) and stock in such corporation remains outstanding after the transaction.

          (b) Change in the effective control of the Bank. A change in the effective control of the Bank shall occur on the date that either
               (i) any one person, or more than one person acting as a group (as determined below), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the corporation possessing 35 percent or more of the total voting power of the stock of such corporation; or (ii) a majority of members of the corporation's board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the corporation's board of directors prior to the date of the appointment or election, provided that for purposes of this paragraph (b)(ii), the term corporation refers solely to a corporation for which no other corporation is a majority shareholder. In the absence of an event described in paragraph (i) or (ii), a change in the effective control of a corporation will not have occurred. If any one person, or more than one person acting as a group, is considered to effectively control a corporation (within the meaning of this paragraph (b)), the acquisition of additional control of the corporation by the same person or persons is not considered to cause a change in the effective control of the corporation (or to cause a change in the ownership of the corporation within the meaning of paragraph (a)). Persons will not be considered to be acting as a group solely because they purchase or own stock of the same corporation at the same time, or as a result of the same public offering.

          (c) Change in the ownership of a substantial portion of the Bank's assets. A change in the ownership of a substantial portion of the Bank's assets

                                       4
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               shall  occur on the date  that any one  person,  or more than one person acting as a group (as determined below), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the corporation that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the corporation immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. There is no Change in Control event under this paragraph (c) when there is a transfer to an entity that is controlled by the shareholders of the transferring corporation immediately after the transfer.

          (d) Each of the sub-paragraphs (a) through (c) above shall be construed and interpreted consistent with the requirements of Code Section 409A and any Treasury regulations or other guidance issued thereunder.

1.10 "Children" means the Director's children, or the issue of any deceased Children, then living at the time payments are due the Children under this Plan. The term "Children" shall include both natural and adopted Children.

1.11 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

1.12 "Company" means DSA Financial Corporation, the stock holding company parent of the Bank.

1.13 "Disability" means any case in which a Director: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits

                                       5
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     for a period of not less than three  months  under an  accident  and health plan covering employees of the Bank.

1.14 "Disability Benefit" means the monthly benefit payable to the Director following a determination, in accordance with Subsection 3.6, that he is no longer able, properly and satisfactorily, to perform his duties as Director.

1.15 "Effective Date" of this Plan shall be August 1, 2005.

1.16 "Estate" means the estate of the Director.

1.17 "Interest Factor" means monthly compounding or discounting, as applicable, at six and one-half percent (6.5%) per annum.

1.18 "Payout Period" means the time frame during which certain benefits payable hereunder shall be distributed. Payments shall be made in equal monthly installments commencing (i) within thirty (30) days following the occurrence of the event which triggers distribution, or (ii) in the event the Director is also a Specified Employee and the following is required by Code Section 409A, as of the first day of the seventh month next following such Director's Separation from Service, and shall continue thereafter for a period of One Hundred Twenty (120) consecutive months. For purposes of the Survivor's Benefits payable hereunder, the Payout Period shall be One Hundred Twenty (120) consecutive months.

1.19 "Plan Year" shall mean the calendar year.

1.20 "Retirement Benefit" means an annual amount payable to the Director pursuant to the Plan and set forth in the Director's Joinder Agreement.

1.21 "Separation from Service" shall have the meaning set forth in Code Section 409A and Treasury regulations or other guidance issued by the United States Treasury Department under Code Section 409A.

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1.22 "Specified  Employee" means with respect to a publicly  traded company,  an employee of the Bank or Company who is also a "key employee" as such term is defined in Section 416(i) of the Code, without regard to paragraph 5 thereof.

1.23 "Spouse" means the individual to whom the Director is legally married at the time of the Director's death.

1.24 "Survivor's  Benefit" means an annual amount payable to the  Beneficiary in
     monthly   installments   throughout  the  Payout  Period,  and  subject  to
     Subsection 3.2.

                                   SECTION II

                          ESTABLISHMENT OF RABBI TRUST
                          ----------------------------

     The Bank has established a rabbi trust into which the Bank shall contribute assets which shall be held therein, subject to the claims of the Bank's creditors in the event of the Bank's "Insolvency" as defined in the plan which establishes such rabbi trust, until the contributed assets are paid to the Directors and their Beneficiaries in such manner and at such times as specified in this Plan. It is the intention of the Bank to make contributions to the rabbi trust to provide the Bank with a source of funds to assist it in meeting the liabilities of this Plan. The rabbi trust and any assets held therein shall conform to the terms of the rabbi trust agreement which has been established in conjunction with this Plan. To the extent the language in this Plan is modified by the language in the rabbi trust agreement, the rabbi trust agreement shall supersede this Plan. Any contributions to the rabbi trust shall be made during each Plan Year in accordance with the rabbi trust agreement. The amount of such contribution(s) shall be at least equal to the Director's Accrued Benefit, if any, less: (i) previous contributions made on behalf of the Director to the rabbi trust, and (ii) earnings to date on all such previous contributions.

                                   SECTION III

                                    BENEFITS
                                    --------

3.1  Retirement  Benefit.  If the  Director  is in the service of the Bank until
     -------------------
     reaching his Benefit Age, the Director shall be entitled to the Retirement Benefit. Such Retirement Benefit shall commence within thirty (30) days following the Director's Separation from Service, provided, however, if the Director is a Specified Employee, and the following is required

                                       7
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     by the Code Section 409A,  such payments shall commence as of the first day of the seventh month next following the Director's Separation from Service, and shall be payable in monthly installments throughout the Payout Period. In the event a Director dies after commencement of the Retirement Benefit payments but before completion of all such payments due and owing hereunder, the Bank shall pay to the Director's Beneficiary a continuation of the monthly installments for the remainder of the Payout Period.

3.2  Death Prior to Benefit Age, Burial Expenses.
     -------------------------------------------

          (a) If the Director dies prior to attaining his Benefit Age but while in the service of the Bank, the Director's Beneficiary shall be entitled to the Survivor's Benefit. The Survivor's Benefit shall commence within thirty (30) days of the Director's death and shall be payable in monthly installments throughout the Payout Period. The Survivor's Benefit shall be equal to the full Retirement Benefit, calculated as if the Director had survived and remained in the service of the Bank until reaching his Benefit Age.

          (b) In addition to any other benefits payable under this Plan, upon the Director's death, the Director's Beneficiary shall be entitled to receive a one-time lump sum death benefit in the amount of Ten Thousand Dollars ($10,000.00). This benefit shall be provided specifically for the purpose of providing payment for burial and/or funeral expenses of the Director. Such benefit shall be payable within thirty (30) days of the Director's death. The Director's Beneficiary shall not be entitled to such benefit under this Plan (i) if the Director is removed for Cause prior to death, or (ii) the Director's Beneficiary receives a supplemental death benefit for burial expenses of at least $10,000 under any other non-qualified deferred compensation plan sponsored by the Bank.

3.3  Voluntary or Involuntary Termination Other Than for Cause.
     ---------------------------------------------------------

          (a) If the Director's service with the Bank is voluntarily or involuntarily terminated prior to the attainment of his Benefit Eligibility Date, for any reason other than for

                                       8
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               Cause, the Director's death, Disability, or following a Change in
               Control, the Director (or his Beneficiary) shall be entitled to the annuitized value (using the Interest Factor) of (i) his Accrued Benefit calculated as of the date of his termination of service, plus (ii) interest accrued on such Accrued Benefit from the date of termination until his Benefit Age. Such benefit shall commence on the Director's Benefit Eligibility Date and shall be payable in monthly installments throughout the Payout Period. In the event the Director dies at any time after commencement of payments hereunder, but prior to completion of all such payments due and owing hereunder, the Bank shall pay to the Director's Beneficiary a continuation of the monthly installments for the remainder of the Payout Period.

          (b) If the Director dies after his voluntary or involuntary termination of service occurring prior to his Benefit Eligibility Date, and prior to the commencement of benefits hereunder, the Director's Beneficiary shall be entitled to the annuitized value (using the Interest Factor) of his Accrued Benefit. The payment of such benefit shall commence within thirty (30) days of the Director's death. The benefit shall be payable in monthly installments over the Payout Period.

3.4  Termination of Service Related to a Change in Control.
     -----------------------------------------------------

          (a) If a Change in Control occurs at the Bank, and thereafter the Director incurs a Separation from Service (either voluntarily or involuntarily) with or within three (3) years following such Change in Control, other than due to termination for Cause, the Director shall be entitled to his full Retirement Benefit (as if he had remained in the service of the Bank until his Benefit
               Age). Such benefit shall commence within thirty (30) days following his Separation from Service, provided, however, if the Director is a Specified Employee and the following is required by Code Section 409A, such payments shall commence as of the first day of the seventh month next following Director's Separation from Service, and shall be payable in monthly installments throughout the Payout Period. In the event that the Director dies at any time after commencement of the payments, but prior

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               to completion of all such payments due and owing  hereunder,  the
               Bank, or its successor, shall pay to the Director's Beneficiary a continuation of the monthly installments for the remainder of the Payout Period.

          (b) If, after such Separation from Service, the Director dies prior to commencement of the Retirement Benefit hereunder, the Director's Beneficiary shall be entitled to the Survivor's Benefit which shall commence within thirty (30) days of the Director's death. The Survivor's Benefit shall be payable in monthly installments over the Payout Period.

3.5  Termination  for Cause.  If the  Director  is  terminated  for  Cause,  all
     ----------------------
     benefits under this Plan shall be forfeited and this Plan shall become null and void as to the Director.

3.6  Disability Benefit.
     ------------------

          (a) Notwithstanding any other provision hereof, a Director who has not attained his Benefit Eligibility Date shall be entitled to receive the Disability Benefit hereunder, in any case in which it is determined by a duly licensed physician selected by the Bank, that the Director has incurred a Disability. If the Director's service is terminated pursuant to this paragraph, the Director will begin receiving the Disability Benefit in lieu of any benefit available under Section 3.3, which is not available prior to the Director's Benefit Eligibility Date. The Disability Benefit shall equal the Director's Accrued Benefit, annuitized (using the Interest Factor) over the Payout Period. The Disability Benefit shall be payable in monthly installments over the Payout Period commencing within thirty (30) days following the Director's termination of service. In the event the Director dies while receiving payments pursuant to this Subsection, but prior to the completion of all payments due and owing hereunder, the Bank shall pay to the Director's Beneficiary a continuation of the monthly installments for the remainder of the Payout Period.

          (b) If the Director dies after it is determined that such Director has incurred a Disability but before the commencement of such payments, the Director's

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               Beneficiary  shall be entitled to the Director's  Accrued Benefit annuitized (using the Interest Factor) over the Payout Period. Such benefit shall be payable to the Beneficiary in monthly installments over the Payout Period commencing within thirty (30) days of the Director's death.

3.7  Non-Competition During and After Service on the Board.
     -----------------------------------------------------

          (a) In order to be eligible for the benefits hereunder the Director shall not actively engage, either directly or indirectly, in any business or other activity which is or may be deemed to be in any way competitive with or adverse to the best interests of the business of the Bank so long as he remains in the service of the Bank and for two (2) years following Separation from Service, unless the Director's participation therein has been consented to, in writing, by the Board of Directors. In the event a Director violates this Section 3.7(a) within two (2) years of termination of service, any benefits being paid to the Director shall cease being paid unless or until the Director ceases violation of this Section 3.7(a) upon, and within thirty (30) days of, written notice from the Board to cease such activity, or the Director is the successful party in a claims or arbitration proceeding brought under Section 8.2 hereof.

          (b) In order to receive or continue receiving benefits under this Plan, the Director shall not, without the prior written consent of the Bank, become associated with, in the capacity of an employee, director, officer, principal, agent, trustee or in any other capacity whatsoever, any enterprise conducted in the trading area of the business of the Bank which enterprise is, or may be deemed to be, competitive with any business carried on by the Bank either during service with the Bank or, as of the date of the termination of the Director's service or his retirement, for a period of two (2) years following termination of service. In the event the Director violates this Section 3.7(b), any benefits being paid to the Director shall cease being paid unless or until the Director ceases violation of this Section 3.7(b) upon, and within thirty (30) days of, written notice from the Board to cease such activity

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               or  affiliation,  or the  Director is the  successful  party in a claims  or  arbitration  proceeding  brought  under  Section  8.2 hereof.

          (c) In the event of a termination of the Director's service related to a Change in Control pursuant to Subsection 3.4, paragraph (b) of this Subsection 3.7 shall cease to be a condition to the performance by the Bank of its obligations under this Plan.

3.8  Breach.  In the event of any breach by the Director of the  agreements  and
     ------
     covenants contained herein, the Board of Directors of the Bank shall direct that any unpaid balance of any payments to the Director under this Plan be suspended, and shall thereupon notify the Director of such suspensions, in writing. Thereupon, if the Board of Directors of the Bank shall determine that said breach by the Director has continued for a period of one (1) month following notification of such suspension, all rights of the Director and his Beneficiaries under this Plan, including rights to further payments hereunder, shall thereupon terminate.

                                   SECTION IV

                             BENEFICIARY DESIGNATION
                             -----------------------

     The Director shall make an initial designation of primary and secondary Beneficiaries upon execution of his Joinder Agreement and shall have the right to change such designation, at any subsequent time, by submitting to the Administrator in substantially the form attached as Exhibit A to the Joinder Agreement, a written designation of primary and secondary Beneficiaries. Any Beneficiary designation made subsequent to execution of the Joinder Agreement shall become effective only when receipt thereof is acknowledged in writing by the Administrator.

                                    SECTION V

                           DIRECTOR'S RIGHT TO ASSETS
                           --------------------------

     The rights of the Director, any Beneficiary, or any other person claiming through the Director under this Plan, shall be solely those of an unsecured general creditor of the Bank. The Director, the Beneficiary, or any other person claiming through the Director, shall only have the

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right to receive from the Bank those payments so specified  under this Plan. The
Director agrees that he, his Beneficiary, or any other person claiming through him shall have no rights or interests whatsoever in any asset of the Bank, including any insurance policies or contracts which the Bank may possess or obtain to informally fund this Plan. Any asset used or acquired by the Bank in connection with the liabilities it has assumed under this Plan, unless expressly provided herein, shall not be deemed to be held under any trust for the benefit of the Director or his Beneficiaries, nor shall any asset be considered security for the performance of the obligations of the Bank. Any such asset shall be and remain, a general, unpledged, and unrestricted asset of the Bank.

                                   SECTION VI

                            RESTRICTIONS UPON FUNDING
                            -------------------------

     The Bank shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Plan. The Director, his Beneficiaries or any successor in interest to him shall be and remain simply a general unsecured creditor of the Bank in the same manner as any other creditor having a general claim for matured and unpaid compensation. The Bank reserves the absolute right in its sole discretion to either purchase assets to meet its obligations undertaken by this Plan or to refrain from the same and to determine the extent, nature, and method of such asset purchases. Should the Bank decide to purchase assets such as life insurance, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such assets at any time, in whole or in part. At no time shall the Director be deemed to have any lien, right, title or interest in or to any specific investment or to any assets of the Bank. If the Bank elects to invest in a life insurance, disability or annuity policy upon the life of the Director, then the Director shall assist the Bank by freely submitting to a physical examination and by supplying such additional information necessary to obtain such insurance or annuities.

                                   SECTION VII
                     ALIENABILITY AND ASSIGNMENT PROHIBITION
                     ---------------------------------------

     Neither the Director nor any Beneficiary under this Plan shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder, nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance owed by the Director or his Beneficiary, nor be transferable by operation of law in the event of bankruptcy, insolvency or otherwise. In the event the Director or any Beneficiary attempts assignment, communication, hypothecation, transfer or disposal of the benefits hereunder, the Bank's liabilities shall forthwith cease and terminate.

                                  SECTION VIII

                                 ACT PROVISIONS
                                 --------------

8.1  Named Fiduciary and Administrator. The Bank, as Administrator, shall be the
     ---------------------------------
     "Named Fiduciary" of this Plan, as defined under the Act. As Administrator, the Bank shall be responsible for the management, control and administration of the Plan as established herein. The Administrator may delegate to others certain aspects of the management and operational responsibilities of the Plan, including the employment of advisors and the delegation of ministerial duties to qualified individuals.

8.2  Claims  Procedure and  Arbitration.  In the event that benefits  under this
     ----------------------------------
     Plan are not paid to the Director (or to his Beneficiary in the case of the Director's death) or the payment of benefits is curtailed for reasons set forth in Sections 3.7(a) or 3.7(b) and such claimant feels that he or she is entitled to receive such benefits, then a written claim must be made to the Administrator within sixty (60) days from the date payments are refused. The Bank and its Board of Directors shall review the written claim and, if the claim is denied, in whole or in part, they shall provide in writing, within ninety (90) days of receipt of such claim, their specific reasons for such denial, reference to the provisions of this Plan or the Joinder Agreement upon which the denial is based, and any additional material or information necessary to perfect the claim. Such writing by the Bank and its Board of Directors shall further indicate the additional steps which must be undertaken by claimants if an additional review of the claim denial is desired.

     If claimants desire a second review, they shall notify the Administrator in writing within sixty (60) days of the first claim denial. Claimants may review this Plan, the Joinder Agreement or any documents relating thereto and submit any issues and comments, in
     writing,   they  may  feel  appropriate.   In  its  sole  discretion,   the
     Administrator shall then review the second claim and provide a written decision within sixty (60) days of receipt of such claim. This decision shall state the specific reasons for the decision and shall include reference to specific provisions of this Plan or the Joinder Agreement upon which the decision is based.

     If claimants continue to dispute the benefit denial based upon completed performance of this Plan and the Joinder Agreement or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to mediation, administered by the American Arbitration Association ("AAA") (or a mediator selected by the parties) in accordance with the AAA's Commercial Mediation Rules. If mediation is not successful in resolving the dispute, it shall be settled by arbitration administered by the AAA under its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

                                   SECTION IX

                                  MISCELLANEOUS
                                  -------------

9.1  No Effect on Director's  Rights.  Nothing contained herein will confer upon
     -------------------------------
     the Director the right to be retained in the service of the Bank nor limit the right of the Bank to deal with the Director without regard to the existence of the Plan.

9.2  State Law. The Plan is established  under, and will be construed  according
     ---------
     to, the laws of the State of Indiana, to the extent such laws are not preempted by the Act and valid regulations published thereunder.

9.3  Construction and Severability. This Plan is adopted following the enactment
     -----------------------------
     of Code Section 409A and is intended to be construed consistent with the requirements of that Section, the Treasury regulations and other guidance issued thereunder. If any provision of the Plan shall be determined to be inconsistent therewith for any reason, then the Plan shall be construed, to the maximum extent possible, to give effect to such provision in a manner that is consistent with Code Section 409A, and if such construction is not possible, as if such provision had never been included. In the event that any of the provisions of this Plan or portion thereof are held to be inoperative or invalid by any court of competent jurisdiction, then: (1) insofar as is reasonable, effect will be given to the intent manifested in the provisions held to be invalid or inoperative, and (2) the invalidity and enforceability of the remaining provisions will not be affected thereby.

9.4  Incapacity of Recipient.  In the event the Director is declared incompetent
     -----------------------
     and a conservator or other person legally charged with the care of his person or Estate is appointed, any benefits under the Plan to which such Director is entitled shall be paid to such conservator or other person legally charged with the care of his person or Estate.

9.5  Unclaimed Benefit. The Director shall keep the Bank informed of his current
     -----------------
     address and the current address of his Beneficiaries. The Bank shall not be obligated to search for the whereabouts of any person. If the location of the Director is not made known to the Bank as of the date upon which any payment of any benefits may first be made, the Bank shall delay payment of the Director's benefit payment(s) until the location of the Director is made known to the Bank; however, the Bank shall only be obligated to hold such benefit payment(s) for the Director until the expiration of thirty-six
     (36) months. Upon expiration of the thirty-six (36) month period, the Bank may discharge its obligation by payment to the Director's Beneficiary. If the location of the Director's Beneficiary is not made known to the Bank by the end of an additional two (2) month period following expiration of the thirty-six (36) month period, the Bank may discharge its obligation by payment to the Director's Estate. If there is no Estate in existence at such time or if such fact cannot be determined by the Bank, the Director and his Beneficiary(ies) shall thereupon forfeit any rights to the balance, if any, of any benefits provided for such Director and/or Beneficiary under this Plan.

9.6  Limitations on Liability.  Notwithstanding any of the preceding  provisions
     ------------------------
     of the Plan, no individual acting as an employee or agent of the Bank, or as a member of the Board of Directors shall be personally liable to the Director or any other person for any claim, loss, liability or expense incurred in connection with the Plan.

9.7  Gender.  Whenever  in this Plan words are used in the  masculine  or neuter
     ------
     gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

9.8  Effect on Other  Corporate  Benefit Plans.  Nothing  contained in this Plan
     -----------------------------------------
     shall affect the right of the Director to participate in or be covered by any other corporate benefit available to Directors of the Bank constituting a part of the Bank's existing or future compensation structure.

9.9  Suicide.  Notwithstanding  anything  to the  contrary  in  this  Plan,  the
     -------
     benefits otherwise provided herein shall not be payable and this Plan shall become null and void with respect to the Director if the Director's death results from suicide, whether sane or insane, within twenty-four (24) months after the execution of his Joinder Agreement.

9.10 Inurement.  This Plan shall be binding  upon and shall inure to the benefit
     ---------
     of the Bank, its successors and assigns, and the Director, his successors, heirs, executors, administrators, and Beneficiaries.

9.11 Headings. Headings and sub-headings in this Plan are inserted for reference
     --------
     and convenience only and shall not be deemed a part of this Plan.

                                    SECTION X

                              AMENDMENT/REVOCATION
                              --------------------

         This Plan shall not be amended, modified or revoked at any time, in whole or part, as to any Director, without the mutual written consent of the Director and the Bank, and such mutual consent shall be required even if the Director is no longer in the service of the Bank.

                                   SECTION XI

                                    EXECUTION
                                    ---------

11.1 This Plan sets forth the entire  understanding  of the parties  hereto with respect to the transactions contemplated hereby, and any previous agreements or understandings between the parties hereto regarding the subject matter hereof are merged into and superseded by this Plan.

11.2 This Plan shall be executed in triplicate, each copy of which, when so executed and delivered, shall be an original, but all three copies shall together constitute one and the same instrument.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the Bank has caused this Plan to be executed on the day and date first above written.

ATTEST:                                     DEARBORN SAVINGS ASSOCIATION, F.A.



/s/ Robert P. Sonntag, Chrm.             By:   /s/ Edward Fischer
----------------------------                  ----------------------------------
                                         Its: President
                                              ----------------------------------